================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 2005

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                  000-31635                            95-4333817
            (Commission File No.)           (IRS Employer Identification No.)

              776 Palomar Avenue
            Sunnyvale, California                        94085
   (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (408) 522-3100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02. APPOINTMENT OF PRINCIPAL OFFICERS.

     On August 4, 2005, Endwave Corporation (the "Company") announced via press release that the Company had appointed John Mikulsky, previously the Company's Chief Marketing Officer and Senior Vice President of Marketing and Business Development, as the Company's Chief Operating Officer and Executive Vice President. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Mr. Mikulsky's current compensation and other employment terms remain unchanged. The terms of Mr. Mikulsky's employment arrangement are set forth in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 27, 2005 and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits:

Exhibit No.        Exhibit Title
-----------        ------------------------------------
99.1               Press Release issued August 4, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ENDWAVE CORPORATION

Dated: August 4, 2005                           By:    /s/ JULIANNE M. BIAGINI
                                                       -------------------------
                                                       Julianne M. Biagini
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.        DESCRIPTION
-----------        ------------------------------------
99.1               Press Release issued August 4, 2005.